UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


              Date of Report (Date of Earliest Event Reported):
                               March 24, 2003
                              ----------------

                        MIKOHN GAMING CORPORATION

            (Exact name of Registrant as specified in its charter)

          Nevada                     0-22752               88-0218876
     -----------------            -------------           ------------
 State or other jurisdiction       (Commission           (IRS Employer)
incorporation or organization)     File Number)       Identification Number)


          920 Pilot Road, P.O. Box 98686, Las Vegas, NV 89193-8686

             (Address of principal executive office and zip code)

                                (702) 896-3890

             (Registrant's telephone number, including area code)

TABLE OF CONTENTS


Item  6.    RESIGNATION OF REGISTRANT'S DIRECTORS


Item  7.    FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES

Item 6.    RESIGNATION OF REGISTRANT'S DIRECTORS

On March 21, 2003 Mikohn Gaming Corporation (the "Company") issued a press release announcing the retirement of David J. Thompson from its Board of Directors.

Peter G. Boynton, Chairman of the Audit Committee will assume the role of Chairman of the Board subject to confirmation at the Company's Annual Meeting to be held on May 13, 2003.



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



March 24, 2003                              MIKOHN GAMING CORPORATION
                                            (Registrant)

                                             /s/  John M. Garner
                                            ---------------------------
                                            John M. Garner
                                            Executive Vice President,
                                            Treasurer and Chief Financial
                                            Officer